                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement

     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                               Xenometrix, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

                                XENOMETRIX, INC.
                                2425 55TH STREET
                               BOULDER, CO 80301

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON NOVEMBER 20, 1996

TO THE STOCKHOLDERS OF XENOMETRIX, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of XENOMETRIX, INC. a Delaware corporation (the "Company"), will be held on Wednesday, November 20, 1996 at 10:00 a.m. local time at the DoubleTree Hotel, 8773 Yates Drive, Westminster, Colorado 80030 for the following purposes:

          1. To elect directors to serve for the ensuing year and until their successors are elected.

          2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on October 10, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                            By Order of the Board of Directors

                                            /s/ JAMES C.T. LINFIELD
                                            -----------------------------------
                                            James C.T. Linfield
                                            Secretary

Boulder, Colorado
October 21, 1996

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

     INVESTORS MAY REQUEST ADDITIONAL INFORMATION REGARDING XENOMETRIX, INC., INCLUDING A COPY OF THE FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FREE OF CHARGE. PLEASE ADDRESS YOUR REQUEST TO: INVESTOR RELATIONS, XENOMETRIX, INC., 2425 55TH STREET, BOULDER, COLORADO 80301.

                                XENOMETRIX, INC.
                                2425 55TH STREET
                               BOULDER, CO 80301

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of XENOMETRIX, INC., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on November 20, 1996 at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the DoubleTree Hotel, 8773 Yates Drive, Westminster, Colorado 80030. The Company intends to mail this proxy statement and accompanying proxy card on or about October 21, 1996, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on October 10, 1996 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on October 10, 1996 the Company had outstanding and entitled to vote 2,920,947 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, Xenometrix, Inc., 2425 55th Street, Boulder, Colorado 80301 a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     The Company intends to hold its 1997 Annual Meeting on or around November 20, 1997. Thus, proposals of stockholders that are intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company not later than June 10, 1997 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     There are eight nominees for the Board positions presently authorized by the Board of Directors in accordance with the Company's Certificate of Incorporation and Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

     The names of the nominees and certain information about them are set forth below:

                                                        PRINCIPAL OCCUPATION/
               NAME                 AGE             POSITION HELD WITH THE COMPANY
----------------------------------  ---   --------------------------------------------------
Edson D. de Castro................  58    Chairman of the Board of Directors and Chief
                                          Executive Officer

Bruce N. Ames, Ph.D...............  67    Professor of Biology and Molecular Biochemistry at
                                          the University of California, Berkeley

Walter M. Lovenberg, Ph.D.(3).....  62    President Lovenberg Associates, Inc.

James A. Mitarotonda..............  42    Chairman of the Board and Chief Executive Officer,
                                          Barington Capital Group, L.P.

John K.A. Prendergast,
  Ph.D.(2)(3).....................  42    Managing Director, Paramount Capital Investments,
                                          LLC
Lindsay A. Rosenwald,
  M.D.(1)(3)......................  42    Chairman, Paramount Capital, Inc.

Randal P. Schumacher(2)...........  45    Chief Executive Officer of Jefferson Environment,
                                          Health and Safety

Ralph Z. Sorenson, D.B.A.(1)(3)...  63    Professor in the College of Business at the
                                          University of Colorado at Boulder

---------------

(1) Member of the Compensation Committee
(2) Member of the Audit Committee
(3) Member of the Nominating Committee

     Mr. de Castro has been Chairman of the Board of Directors and Director since June 1992. He was elected Chief Executive Officer on May 26,1995, and had previously served in that capacity from June to November 1992. Mr. de Castro was one of five co-founders of Data General Corporation in 1968. From 1968 to 1989, Mr. de Castro served as its President and Chief Executive Officer, and from 1989 to 1990, he served as its Chairman of the Board of Directors. Mr. de Castro was a founder and Executive Committee Member of the Massachusetts High Tech Council. Mr. de Castro is a Trustee of Boston University. From 1993 to present, Mr. de Castro has been serving on the board of Boston Life Sciences, Inc. Mr. de Castro received his B.S. in Electrical Engineering from the University of Lowell, Lowell, Massachusetts in 1960.

     Dr. Ames has served as a Director since June 1992. He has been a Professor of Biochemistry and Molecular Biology and a Director of the National Institute of Environmental Health Sciences Center ("NIEHS") at the University of California, Berkeley since 1968, and was Chairman of Biochemistry and Molecular Biology from 1983 to 1989. In addition to membership in the National Academy of Sciences, the Royal Swedish Academy of Sciences and the Japan Cancer Association, he has received numerous awards, including the General Motors Cancer Research Foundation Prize (1983) and the Tyler Prize (1985) for environmental achievement. He serves on the board of Operon Technologies, Inc. and on the Scientific Advisory Boards of Biolog, Pantox and Centaur. Dr. Ames received his B.A. in Chemistry from Cornell University and his Ph.D. in Biochemistry from the California Institute of Technology. His primary research interest is in the processes of aging and their relationship to cancer. Dr. Ames is one of the inventors named on the patent pending for the Ames II assay.

     Dr. Lovenberg joined the Xenometrix Board in July 1993. He served as Executive Vice President of Marion Merrell Dow Inc. and President of the Merrell Dow Research Institute from 1989 to 1993 and Vice President of the Merrell Dow Research Institute from 1986 to 1989. For over two decades, Dr. Lovenberg held various positions with the National Institutes of Health. He has also been President of Lovenberg Associates, Inc. since 1993. He currently serves on the Board of Directors of Oncogene Science Inc. Dr. Lovenberg received his B.S. in Agriculture and his M.S. in Agricultural Biochemistry from Rutgers University, and his Ph.D. in Biochemistry from George Washington University.

     Mr. Mitarotonda has been a director since March 1996. He is Chairman of the Board and Chief Executive Officer of Barington Capital Group, L.P., New York City, the underwriter of Xenometrix initial public offering ("Barrington"). From 1988 through 1991, he served as Chairman of the Board and Co-Chief Executive Officer of JMJ Management Company Inc., the general partner of Commonwealth Associates, an investment banking, brokerage and securities trading firm. From 1984 to 1988, he was employed by D.H. Blair & Co., Inc., an investment banking, brokerage and securities trading firm, first as a registered representative and then as Senior Vice President/Investments. From 1981 to 1984, he was employed by Citibank, N.A. in an executive capacity having management responsibility for two of Citibank's business banking branches. He is a director of Kiddie Academy, Inc. He graduated from New York University Graduate School of Business Administration with a Master of Business Administration Degree in Corporate Finance, and from Queens College, New York with a B.A. Degree with honors in Economics. He was appointed to the board pursuant to the Underwriting Agreement between the Company and Barington, dated October 17, 1995.

     Dr. Prendergast was a co-founder of the Company and has served as a Director since the Company's inception. Dr. Pendergast is a managing director of Paramont Capital Investments, LLC and has served as Managing Director of The Castle Group, Ltd., a New York medical venture capital firm ("Castle"), since October 1991. From 1988 to 1991 he was a Post-Doctoral Fellow, Department of Biochemistry and Molecular Biology, Harvard University. He serves as a director of Avigen, Inc., Atlantic Pharmaceuticals, Inc., Avax Technologies, Inc. and Palatin Technologies, Inc. Dr. Prendergast received his M.Sc. and Ph.D. degrees from the University of New South Wales, Sydney, Australia, and a C.S.S. in Administration and Management from Harvard University.

     Dr. Rosenwald was a co-founder of Xenometrix, has served as Director from the Company's inception and, from July 1991 to June 1992, as Chairman of the Board of Directors. He has been the Chairman and President of Castle since October 1991 and the Chairman and President of Paramount Capital, Inc., an investment banking firm, since February 1992. In June 1994, Dr. Rosenwald founded Paramount Capital

Asset Management, Inc., a money management firm specializing in the health sciences industry. From 1987 to September 1991, he was a Managing Director of Corporate Finance at D.H. Blair and Co., Inc. ("Blair"), an investment banking firm. Prior to joining Blair, from September 1986 to June 1987, he was a Senior Analyst at Ladenburg Thalmann & Co., an investment banking firm. Dr. Rosenwald received his M.D. from Temple University School of Medicine and his B.S. in Finance from Pennsylvania State University. He is also a director of the following publicly-traded pharmaceutical biotechnology companies: Ansan, Inc., Atlantic Pharmaceuticals, Inc., BioCryst Pharmaceuticals, Inc., Neose Technologies, Inc., Sparta Pharmaceuticals, Inc. Interneuron Pharmaceuticals, Inc., Avigen, Inc., VIMRx Pharmaceuticals, Inc. and Titan Pharmaceuticals, Inc. He is also director of a number of privately-held companies founded by Castle in biotechnology or pharmaceutical fields.

     Mr. Schumacher has been a director since March 1996. He is Chief Executive Officer of Jefferson Environment, Health & Safety, Washington, D.C., a consulting firm providing its clients with corporate counseling, legislative and regulatory representation, and facilities consultation. From 1979 to 1989 he was Director of Health, Safety and Chemical Regulations for the Chemical Manufacturers Association. From 1977 to 1979 he worked for Eastman Kodak Company, assisting in both corporate and facility health, safety and environmental programs. He received a master's degree in toxicology from the University of Rochester and a law degree from The Catholic University of America. He was appointed to the board pursuant to the Underwriting Agreement between the Company and Barington, dated October 17, 1995.

     Dr. Sorenson has served as a Director since October 1994. Currently, he is a professor in the College of Business at the University of Colorado at Boulder. From June 1992 to July 1993 he served as Dean of the College of Business. From 1989 to 1992 he was Adjunct Professor at the Harvard Business School. From 1981 to 1989, he served as Chairman, President and CEO of Barry Wright Corporation, a diversified manufacturing company based in Massachusetts. Dr. Sorenson currently serves as director of Polaroid Corporation, Houghton Mifflin Company, Eaton Vance, Inc., Exabyte Corporation, Whole Foods Market, Inc. and Sweetwater, Inc. Dr. Sorenson received his M.B.A. and D.B.A. from the Harvard University School of Business Administration.

     The Company has agreed that until October 2000, at the request of Barington, to nominate and use its best efforts (including the solicitation of proxies) to elect two designees of Barington to the Board of Directors of the Company. Mr. Mitarotonda and Mr. Schumacher are the two designees.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

BOARD COMMITTEES AND MEETINGS

     During the year ended June 1996 the Board of Directors held eight meetings. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee held three meetings and the Compensation Committee held four meetings during the fiscal year ended June 30, 1996. The Nominating Committee was formed in September 1996 and held no meetings during the fiscal year ended June 30, 1996.

     The Audit Committee meets with the Company's independent auditors to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Dr. Prendergast and Mr. Schumacher.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors:
Drs. Rosenwald and Sorenson.

     The Nominating Committee makes recommendations concerning the size and composition of the Company's Board. The Nominating Committee is composed of Drs. Lovenberg, Prendergast, Rosenwald and Sorenson.

     During the year ended June 1996, all directors except Drs. Ames and Jeremy
M. Levin (who is not a nominee for a Board position) attended at least 75% of the meetings of the Board held during the period for which they were a director.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of September 30, 1996 by: (i) each nominee for director; (ii) the executive officers named in the Summary Compensation Table;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                       NUMBER OF
                                                                         SHARES          PERCENT
                                                                      BENEFICIALLY     BENEFICIALLY
                      NAME OF BENEFICIAL OWNER                           OWNED         OWNED(1)(2)
--------------------------------------------------------------------  ------------     -----------
Invesco Trust Company(3)............................................     406,648          13.9%
  7800 East Union Avenue, Suite 800
  Denver, CO 80237
Lindsay A. Rosenwald, M.D.(4).......................................     263,105           8.9%
  2425 55th Street
  Boulder, CO 80301
James A. Mitarotonda(5).............................................     221,500           7.0%
  Barington Capital Group, L.P.
  888 7th Avenue
  New York, NY 10019
Bruce N. Ames, Ph.D.(6).............................................       9,363          *
Edson D. de Castro(7)...............................................      32,801           1.1%
Walter M. Lovenberg, Ph.D.(8).......................................       4,818          *
John K.A. Prendergast, Ph.D.(9).....................................      22,318          *
Randal P. Schumacher(10)............................................       1,500          *
Ralph Z. Sorenson, D.B.A.(11).......................................       4,871          *
Ronald L. Hendrick(12)..............................................       6,819          *
John H. Wheeler(13).................................................       9,547          *
All executive officers and directors as a group (12 persons)(14)....     584,143          18.1%

---------------

  *  Less than one percent.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within sixty
     (60) days of September 30, 1996, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Percentage of beneficial ownership is based on 2,920,947 shares of Common Stock outstanding as of September 30, 1996.

 (3) Includes 261,007 shares owned by The Global Health Sciences Fund and 145,641 shares owned by Invesco Strategic Portfolios, Inc. -- Health Sciences Portfolio, for which Invesco Trust Company acts as investment adviser or sub-adviser, and therefore shares investment and voting power.

 (4) Includes options and warrants to purchase 30,551 shares exercisable within sixty (60) days and also includes 12,000 shares and warrants exercisable for 12,000 shares held by the Aries Domestic Fund L.P. and 22,000 shares and warrants exercisable for 18,000 shares held by the Aries Trust. Dr. Rosenwald is the President of Paramount Capital Asset Management, LLC, the General Partner of the Aries Domestic Fund L.P., and investment advisor to the Aries Trust. Dr. Rosenwald disclaims beneficial ownership of such share except to the extent of his precuniary interest, if any. Also includes an aggregate of 65,858 shares owned by Dr. Rosenwald's spouse and trusts for the benefit of his children, of which Dr. Rosenwald disclaims beneficial ownership. Does not include an aggregate of 133,579 shares owned by Dr. Rosenwald's brothers and sister, his spouse's sister, an investment firm controlled by his father-in-law, and trusts for the benefit of his spouses sister's children, of which Dr. Rosenwald disclaims beneficial ownership.

 (5) Includes options to purchase 1,500 shares exercisable within sixty (60) days. Also includes options to purchase 220,000 shares of Common Stock held by Barington. See "Certain Transactions".

 (6) Includes options to purchase 4,818 shares exercisable within sixty (60) days.

 (7) Includes options to purchase 13,863 shares exercisable within sixty (60) days.

 (8) Consists solely of options exercisable within sixty (60) days.

 (9) Includes options to purchase 4,818 shares exercisable within sixty (60) days.

(10) Consists solely of options exercisable within sixty (60) days.

(11) Includes options to purchase 3,909 shares exercisable within sixty (60) days.

(12) Consists solely of options exercisable within sixty (60) days.

(13) Consists solely of options exercisable within sixty (60) days.

(14) Includes options and warrants to purchase 309,644 shares exercisable within sixty (60) days.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND KEY EMPLOYEES

     The following table sets forth certain information concerning the Executive Officers and certain key employees of the Company as of October 10, 1996:

                     NAME                    AGE                  POSITION
    ---------------------------------------  ---   ---------------------------------------
    Edson D. de Castro.....................  58    Chairman of the Board of Directors and
                                                     Chief Executive Officer
    Ronald L. Hendrick, CPA................  50    Vice President, Chief Financial Officer
    John H. Wheeler........................  49    Vice President, Sales and Marketing
    Pauline Gee, Ph.D......................  41    Vice President, Research and
                                                     Development
    Mark B. Benjamin, Ph.D.................  35    Director of Scientific Affairs
    Robert L. Poley, CPA...................  52    Controller
    Roger Klemm............................  45    Director of Manufacturing

     See "Proposal 1 -- Election of Directors" for the biography of Mr. de
Castro.

     Mr. Hendrick joined Xenometrix as Vice President, Chief Financial Officer in March 1995. From 1993 to 1995, he was Vice President, Corporate Controller with Alexander & Alexander Services, Inc., a NYSE financial services firm. From 1986 to 1993, Mr. Hendrick held various positions at the Adolph Coors Company
(NASD) including Corporate Controller, Director of Treasury Operations and President of a Coors subsidiary in the occupational health business. He currently serves on the board of directors of the University of Colorado Foundation and is a former director of the Denver World Trade Center. He received his M.B.A. in finance from the University of Colorado and a B.A. in accounting from Michigan State University. Mr. Hendrick is a Certified Public Accountant.

     Mr. Wheeler joined Xenometrix as Vice President, Sales and Marketing in August 1993. From 1992 to 1993, he was Director of Sales and Marketing for Research Biochemicals Limited Partnership, selling neurochemicals to the research and pharmaceuticals industry. From 1987 to 1992, Mr. Wheeler held numerous positions at Charles River Laboratories, including Director of Antibody Operations (1991 to 1992) and Vice President of Sales and Marketing (1987 to
1991). From 1974 to 1987, he held positions in sales, marketing and business planning at Becton Dickinson Immunodiagnostics. He received his M.B.A. from Pace University in 1986 and his B.A. in Biology from the University of Bridgeport, Bridgeport, Connecticut in 1970.

     Dr. Gee joined Xenometrix in January 1994 as Associate Lab Director, was appointed Director of Research and Development in May 1994 and became Vice President, Research, in July 1995. From 1989 to 1993, she was a Biochemistry Specialist in the Department of Molecular and Cellular Biology at the University of California, Berkeley. From 1987 to 1989, she worked with Dr. Philip Hanawalt as a Visiting Scholar in the Department of Biological Sciences, Stanford University. From 1985 to 1987, she served as a Canadian Medical Research Council Fellow in the Biochemistry Department at the University of California, Berkeley. She received her Ph.D. in Neurotoxicology and Free Radical Chemistry from Simon Fraser University, B.C. Canada and a B.S. in Marine Biology and Human Physiology.

     Dr. Benjamin jointed Xenometrix in October 1992. He completed concurrent Postdoctoral Fellowships at both the Department of Neurobiology at the Harvard Medical School and at the Department of Cancer Biology at the Harvard School of Public Health in October 1992 and was a Research Associate at the University of California, Los Angeles from 1983 to 1985. Dr. Benjamin was awarded his Sc.D. in June 1991, from the Department of Cancer Biology at Harvard University, and his B.S. (with First Class Honors) in Genetics from Queen Mary College at the University of London.

     Mr. Poley joined Xenometrix in February 1994 as Controller. From 1993 to 1994, he served as Consulting Chief Financial Officer of Photonics Research, Inc. From 1991 to 1993, he served as Vice President and Controller of Neodata Corporation. From 1988 to 1991, he served as Senior Vice President and Chief Financial Officer of Long Lines, Ltd. From 1976 to 1987, he served as Chief Financial Officer, Secretary/Treasurer and Director (1981 to 1987) and as Controller (1976 to 1981) of Basic Earth Science

Systems, Inc. From 1972 to 1976, he was with Arthur Andersen LLP, most recently as senior auditor. He received his M.S.B.A. from the University of Denver and his B.A. in Communication from the University of Kansas, and is a Certified Public Accountant.

     Mr. Klemm joined the Company in September 1993. He was previously responsible for the creation and implementation of FDA approved GMP manufacturing, and testing, systems in the radioactive pharmaceuticals industry with North American Chemical Corp. from 1980 to 1989 and from 1991 to 1993. From 1989 to 1991, he served as Director of Analytical Services of Celestial Seasonings, Inc. From 1976 to 1979 he was process analyst with Kraft Foods. Mr. Klemm supervised the manufacture of ELISA kit components for the United States Department of Defense and managed the start-up of a vaccine production plant in Guadalajara from 1972 to 1976. He holds a B.S. in Biochemistry from the University of Illinois.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each non-employee director is entitled to receive an annual retainer of $5,000 and an additional $1,500 payment for each regularly scheduled meeting of the Board of Directors which he attends in person or $1,000 for each such meeting he attends by telephone. In addition, each director is entitled to be reimbursed for all reasonable expenses for his travel to attend meetings.

     Each non-employee director of the Company receives stock option grants under the 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or affiliates of such directors (as defined in the Internal Revenue Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan do not qualify as incentive stock options under the Code.

     During the last fiscal year, the Company granted options covering 46,140 shares to the non-employee directors of the Company, at a weighted average exercise price per share of $5.61, which was equal to the fair market value on the date of each grant (based on the closing sales price reported in the Nasdaq Small Cap Market). As of June 30, 1996, no options had been exercised under the Directors' Plan. See "1993 Non-Employee Directors' Stock Option Plan."

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth, for the year ended June 1996, certain compensation, including salary, bonuses, stock options and certain other compensation, awarded or paid to, or earned by, the Company's Chief Executive Officer and its two other most highly compensated executive officers at June 30, 1996 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                                      ANNUAL              AWARDS
                                                   COMPENSATION        ------------
                                                ------------------      SECURITIES       ALL OTHER
                                                SALARY      BONUS       UNDERLYING      COMPENSATION
         NAME AND PRINCIPAL POSITION              ($)        ($)         OPTIONS            ($)
----------------------------------------------  -------     ------     ------------     ------------
Edson D. de Castro............................  135,000         --        40,909                --
  Chairman of the Board and
  Chief Executive Officer
Ronald L. Hendrick............................   82,000     55,000        32,273                --
  Vice President and Chief
  Financial Officer
John H. Wheeler...............................  108,000         --        20,000                --
  Vice President, Sales and
  Marketing

OPTION GRANTS IN FISCAL 1996

     The following table sets forth for the Named Executive Officers certain information regarding options granted for the year ended June 1996:

                                        NUMBER OF           PERCENT OF TOTAL
                                        SECURITIES         OPTIONS GRANTED TO
                         GRANT      UNDERLYING OPTIONS     EMPLOYEES IN FISCAL     EXERCISE PRICE     EXPIRATION
        NAME             DATE           GRANTED(#)             1996(%)(1)            ($/SHARE)           DATE
--------------------    -------     ------------------     -------------------     --------------     ----------
Edson D. de Castro      7/18/95           27,273                   19.1                 4.73             7/17/05
                        8/11/95           13,636                    9.5                 4.73             8/10/05
Ronald L. Hendrick      7/18/95           18,182                   12.7                 4.73             7/17/05
                        8/11/95            9,091                    6.4                 4.73             8/10/05
                        6/20/96            5,000                    3.5                 9.25             6/19/06
John H. Wheeler         7/18/95           10,909                    7.6                 4.73             7/17/05
                        8/11/95            9,091                    6.4                 4.73             8/10/05

---------------

(1) The number of options granted to employees during the year ended June 30, 1996 was 142,815.

                 AGGREGATE OPTION EXERCISES IN FISCAL 1996 AND
                         FISCAL YEAR END OPTION VALUES

     The following table sets forth for the Named Executive Officers the shares acquired and the value realized on each exercise of stock options during the year ended June 1996 and the fiscal year-end number and value of unexercised options:

                                                           NUMBER OF OPTIONS              VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                             SHARES                         JUNE 30, 1996(#)              JUNE 30, 1996($)(1)
                            ACQUIRED       VALUE      ----------------------------    ----------------------------
          NAME             ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------  -----------    --------    -----------    -------------    -----------    -------------
Edson D. de Castro.......     --             --          2,727           42,727          12,667         198,467
Ronald L. Hendrick.......     --             --          4,546           27,727          21,116         106,192
John H. Wheeler..........     --             --          3,183           24,090          14,785         111,898

---------------

(1) Based on the fair market value of the Common Stock as of June 30, 1996 of $9.375 per share minus the exercise price of "in-the-money" unexercised options, multiplied by the number of shares represented by such options.

                     AMENDED AND RESTATED STOCK OPTION PLAN

     In September 1995, the Board of Directors adopted, and the stockholders subsequently approved, the Company's Amended and Restated Stock Option Plan (the "Option Plan"). At June 30, 1996 there were 339,045 shares of the Company's Common Stock authorized for issuance under the Option Plan.

     At June 30, 1996, options (net of canceled or expired options) covering an aggregate of 194,350 shares of the Company's Common Stock had been granted under the Option Plan, and 144,695 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the Option Plan.

     The essential features of the Option Plan are outlined below:

GENERAL

     The Option Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Option Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

     The Option Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 33 employees and consultants are eligible to participate in the Option Plan.

ADMINISTRATION

     The Option Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Option Plan and, subject to the provisions of the Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the Option Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Option Plan to the Compensation Committee of the Board. As used herein with respect to the Option Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

     Incentive stock options may be granted under the Option Plan only to selected key employees (including officers) of the Company and its affiliates. Selected key employees (including officers) and consultants are eligible to receive nonstatutory stock options under the Option Plan.

     No option may be granted under the Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Option Plan after 1986, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE OPTION PLAN

     If options granted under the Option Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the Option Plan.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the Option Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Option Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At September 30, 1996 the closing price of the Company's Common Stock as reported on the Nasdaq Small Cap Market System was $10.50 per share.

     In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options.

     The exercise price of options granted under the Option Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company,
(ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Option Plan typically vest at the rate of 25% per year during the optionee's employment or services as a consultant. Shares covered by options granted in the future under the Option Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

     Term. The maximum term of options under the Option Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Option Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Option Plan or subject to any option granted under the Option Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Option Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

     The Option Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, the Board of Directors may modify the terms of the outstanding options. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the time during which options may be exercised shall be accelerated to permit all options to be exercised prior to such event, and unexercised options shall be terminated if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Option Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Option Plan will terminate in September 2005.

     The Board may also amend the Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Option Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

     Under the Option Plan, an option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

                  1993 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     In March 1993, the Board of Directors' adopted the Directors' Plan, subsequently approved by the stockholders in August 1993. In September 1995, the Board of Directors adopted, and the shareholders subsequently approved, amendments to the Directors' Plan. At June 30, 1996 there were 150,000 shares of the Company's Common Stock authorized for issuance under the Directors' Plan. The essential features of the Directors' Plan are outlined below.

GENERAL

     Options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Code. See "Federal Income Tax Information" under Amended and Restated Stock Option Plan above for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

     The purpose of the Directors' Plan is to retain the services of persons now serving as Non-Employee Directors of the Company (as defined below), to attract and retain the services of persons capable of serving on the Board of Directors of the Company and to provide incentives for such persons to exert maximum efforts to promote the success of the Company.

ADMINISTRATION

     The Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

     The Board of Directors is authorized to delegate administration of the Directors' Plan to a committee of not less than two members of the Board.

ELIGIBILITY

     The Directors' Plan provides that options may be granted only to Non-Employee Directors of the Company. A "Non-Employee Director" is defined in the Directors' Plan as a director of the Company or its affiliates who is not otherwise an employee of the Company or any affiliate. All of the Company's Non-Employee Directors are eligible to participate in the Directors' Plan.

     Each person who becomes a Non-Employee Director of the Company shall, upon the date of initial election to be a Non-Employee Director, be granted an option to purchase seven thousand five hundred (7,500) shares of Common Stock of the Company. In addition once each year each Non-Employee Director who is eligible receives an option to purchase 2,500 shares of Common Stock of the Company.

     As of June 30, 1996, the Company had granted options under the Directors' Plan to purchase 87,045 shares at a weighted average exercise price of $5.20 to its directors, and 62,955 remained available for future grant under the Plan.

TERMS OF OPTIONS

     Each option under the Directors' plan is subject to the following terms and conditions:

     Option Exercise. Options granted pursuant to the Directors' Plan become exercisable in five equal annual installments over a period of four years from the date of grant with the first installment vesting on the date of grant of such option. Such vesting is conditioned upon continued service as a director.

     Options granted under the Directors' Plan may be exercised by giving written notice of exercise to the Company, the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company.

     Exercise Price; Payment. The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such options on the day before the date such option is granted. The exercise price of options granted under the Directors' Plan may be paid in cash or by delivery of shares of Common Stock of the Company that have been held for the period required to avoid a charge to the earnings of the Company. Any shares so surrendered shall be valued at their fair market value on the day of exercise.

     Transferability; Term. Under the Directors' Plan, an option may not be transferred by the optionee, except by will or the laws of descent and distribution. During the lifetime of an optionee, an option may be exercised only by the optionee.

     No option granted under the Directors' Plan is exercisable by any person after the expiration of 10 years from the date the option is granted.

     Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, exchange of shares, change in corporate structure or otherwise) the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options.

     The Directors' Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, the Board of Directors may modify the terms of the outstanding options. In the event of a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the time during which options may be exercised shall be accelerated to permit all options to be exercised prior to such event, and unexercised options shall be terminated if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

     The Board of Directors may amend, suspend or terminate the Directors' Plan at any time or from time to time; provided, however, that the Board may not amend the Directors' Plan with respect to the amount, price or timing of grants more often than once every six months. No amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (i) increase the number of shares reserved for options under the Directors' Plan; (ii) modify the requirements as to eligibility for participation in the Directors' Plan (to the extent such modification requires stockholder approval in order for the Directors' Plan to comply with requirements of Rule 16b-3); or (iii) modify the Directors' Plan in any other way if such modification requires stockholder approval in order for the Directors' Plan to meet the requirements of Rule 16b-3. Unless sooner terminated, the Directors' Plan will terminate in August 2003.

TAX INFORMATION

     Options granted under the Directors' Plan generally have the federal income tax consequences described under Amended and Restated Stock Option Plan above with respect to non-statutory stock options.

                              CERTAIN TRANSACTIONS

     The Company has entered into a registration rights agreement (the "Registration Rights Agreement") with Dr. Rosenwald, certain members of Dr. Rosenwald's family and certain trusts and private companies for the benefit of such parties, each of whom own Common Stock (collectively, the "Rights Holders ). The Rights Holders are entitled to one demand registration during the five-year period commencing on December 31, 1991, at the expense of the Company, subject to customary restrictions, including underwriter cut-backs (a "Demand Registration"). In order for the Rights Holders to effect a Demand Registration, the Registration Rights Agreement requires that the holders of more than 50% of the total shares of Common Stock held by the Rights Holders request such Demand Registration. The Rights Holders also have the right, on two occasions, commencing after October 1995, but not more than five years from December 31, 1991, to include their shares of Common Stock in registration statements filed by the Company under the Securities Act at the expense of the Company, subject to certain restrictions, including the right of the underwriter(s) managing the offering to reduce the number of shares offered for the account of the Rights Holders to reflect market conditions.

     Under the policies of Harvard University and the University of California at Berkeley, faculty members who are named inventors on a patent assigned to the University are entitled to receive a portion of royalties received by the University for the licensing of such patents. Dr. Spencer B. Farr, a former director of the Company, Dr. Ames and Dr. Gee are named inventors on certain patents licensed by Harvard University, (Dr. Farr) and the University of California at Berkeley (Drs. Ames and Gee) to the Company, and accordingly will be entitled to share in royalties received by the respective Universities from the Company. During the year ended June 1996, $51,000 and $10,000 in royalties were paid with respect to such licenses to Harvard University and the University of California at Berkeley, respectively.

     In August 1995, Barington received $100,000 as a placement commission and warrants to purchase 20,000 shares of the Company's Common Stock as compensation for acting as the placement agent for certain notes of the Company. The warrants were canceled upon the consummation of the Company's initial public offering. Barington also served as the underwriter of the Company's initial public offering, for which it received (i) $834,000 in underwriting discounts and commissions, (ii) $250,000 as a non-accountable expense allowance, and (iii) options with an exercise price of $11.14 per option, exercisable until October 2000, to purchase 110,000 of the Company's Units, which consist of one share of the Company's Common Stock and a warrant to purchase one share of Common Stock at an exercise price of $7.0875. The Company has agreed to retain Barington as its investment banker until October 1997 for a fee of $2,500 per month pursuant to a consulting agreement executed in conjunction with the Company's initial public offering. Mr. Mitarotonda, one of the Company's directors, is Chairman of the Board and Chief Executive Officer of Barington. See "Proposal 1 -- Election of Directors."

     Management believes the terms of the foregoing transactions were fair to the Company. All future transactions with affiliates will be subject to the approval of the Company's disinterested directors and are therefore expected to be on terms believed by such directors to be no less favorable to the Company than those available from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1996, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten percent beneficial owners were complied with; except that the initial reports of ownership were filed late by Drs. Levin, Lovenberg and Sorenson and by Messrs. Mitarotonda and Schumacher.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors


                                            /s/ JAMES C.T. LINFIELD
                                            -----------------------------------
                                            James C.T. Linfield
                                            Secretary

October 21, 1996

--------------------------------------------------------------------------------

PROXY                           XENOMETRIX, INC.                           PROXY
                   2425 55TH STREET, BOULDER, COLORADO 80301

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
          FOR THE ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 20, 1996

    The undersigned hereby constitutes and appoints Edson D. deCastro and Ronald
L. Hendrick, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Xenometrix to be held at the DoubleTree Hotel, 8773 Yates Drive, Westminister, Colorado, on Wednesday, November 20, 1996 at 10:00 a.m. local time and at any adjournments thereof, on all matters coming before said meeting.

1. Election of Directors. Nominees:   / /  FOR                   / /  WITHHELD

  Edson D. deCastro, Bruce N. Ames, Walter M. Lovenberg, James A. Mitarotonda, John K.A. Prendergast, Lindsay A. Rosenwald, Randal P. Schumacher, Ralph Z.
                                   Sorenson.

      (To withhold vote for any individual nominee write that name below.)

--------------------------------------------------------------------------------

2. In their discretion, upon other matters as they may properly come before the meeting.

                 (Continued and to be signed on the other side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (Continued from other side.)

    You are encouraged to specify your choices by marking the appropriate boxes, see reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The persons named on the reverse side as agents and proxies cannot vote your shares unless you sign and return this card.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                             Dated                       , 1996
                                                   ----------------------

                                             ----------------------------------

                                             ----------------------------------
                                                        Signature(s)

                                             PLEASE MARK, SIGN AND RETURN
                                             PROMPTLY USING THE ENCLOSED
                                             ENVELOPE. EXECUTORS,
                                             ADMINISTRATORS, TRUSTEES, ETC.
                                             SHOULD GIVE A TITLE AS SUCH. IF THE
                                             SIGNER IS A CORPORATION, PLEASE
                                             SIGN FULL CORPORATE NAME BY DULY
                                             AUTHORIZED OFFICER.

--------------------------------------------------------------------------------